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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of report (Date of earliest event reported): September 21, 1998



                           SPARTAN MOTORS, INC.
          (Exact Name of Registrant as Specified in Charter)



                 MICHIGAN             0-13611         38-2078923
         (State or Other Jurisdic-  (Commission      (IRS Employer
          tion of Incorporation)    File Number)   Identification No.)


              1000 REYNOLDS ROAD
             CHARLOTTE, MICHIGAN                        48813
   (Address of principal executive offices)           (Zip Code)


                              (517) 543-6400
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)






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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          During 1998, the Company's management and Audit Committee obtained competitive proposals for audit services from a selected group of prominent accounting firms, including the Company's present principal accountants. On September 21, 1998, the Board of Directors of the Company approved the appointment of Ernst & Young LLP as the Company's principal independent accountant for the fiscal year to begin on January 1, 1999.

          The decisions to invite proposals and to select the proposal of Ernst & Young LLP were recommended by the Company's Audit Committee. These decisions were not to any degree attributable to any disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures or to any reportable events during the period of Deloitte & Touche LLP's engagement. The reports of Deloitte & Touche LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997, and in the subsequent interim periods, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference to the matter in their report.

          The Company has delivered a copy of this Form 8-K to Deloitte & Touche LLP. A letter to the Securities and Exchange Commission from Deloitte & Touche LLP stating that Deloitte & Touche LLP agrees with the above statement will be filed as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS.

     (c) The following document is filed as an exhibit to this report on Form 8-K:

          16. Letter from Deloitte & Touche LLP regarding change in certifying accountant.


               [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]





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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 28, 1998          SPARTAN MOTORS, INC.


                                   By /S/ RICHARD J. SCHALTER
                                        Richard J. Schalter
                                        Secretary, Treasurer and Chief
                                        Financial Officer



































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                               EXHIBIT INDEX


EXHIBIT NUMBER           DOCUMENT


     16 Letter from Deloitte & Touche LLP regarding change in certifying accountant.